                             EXHIBIT INDEX

     The following is an index of the exhibits included in the Form 10-K Annual Report.

3(a).  Articles of Incorporation of Armco Inc., as amended as of May 12, 1993
(1)

3(b).  Regulations of Armco Inc. (2)

4. Armco hereby agrees to furnish to the Securities and Exchange Commission, upon its request, a copy of each instrument defining the rights of holders of long-term debt of Armco and its subsidiaries, omitted pursuant to
Item 601(b)(4)(iii) of Regulation S-K.

10(a).     Deferred Compensation Plan for Directors*

10(b).     1993 Long-Term Incentive Plan of Armco Inc. (3)*

10(c).     Severance Agreements (4)*

10(d).     1988 Restricted Stock Plan (5)*

10(e).     Executive Supplemental Deferred Compensation Plan Trust (6)*

10(f).     Executive Supplemental Deferred Compensation Plan (7)*

10(g).     Pension Plan for Outside Directors (8)*

10(h).     Rights Agreement dated as of June 27, 1986 between Armco Inc. and
Fifth Third Bank, as successor to Harris Trust and Savings Bank, as amended as of June 24, 1988 (9)

10(i).     Key Management Severance Policy (10)*

10(j).     Minimum Pension Plan (11)*

10(k).     Stainless Steel Toll Rolling Services Agreement (12)

10(l)      Equity Exchange Agreement (13)

10(m)      Stock Purchase Agreement among Armco Inc., Armco Financial Services
Corporation and Vik Brothers Insurance, Inc. (14)

10(n)      Asset Sale Agreement By and Among Armco Inc., Eastern Stainless
Corporation, Avesta Sheffield East, Inc. and Avesta Sheffield Holding Co. dated as of February 9, 1995 (15)

11.      Computation of Income (Loss) Per Share

13. Annual Report to Shareholders for the year ended December 31, 1994. (Filed for information only, except for those portions that are specifically incorporated in this Form 10-K Annual Report for the year ended December 31, 1994.)

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21.      List of subsidiaries of Armco Inc.

23.      Independent Auditors' Consents

27.      Financial Data Schedule

28.      Schedule P - Analysis of Losses and Loss Expenses

99.      Description of Armco Capital Stock

     The annual reports (Form 11-K) for the year ended December 31, 1994 for the Armco Inc. Retirement and Savings Plan and the Armco Inc. Thrift Plan for Hourly Employees will be filed by amendment as exhibits hereto, as permitted under Rule 15d-21.

* Management contract or compensatory plan or arrangement required to be filed as an exhibit to the Form 10-K pursuant to Item 14(c) of Form 10-K.
______________________

(1) Incorporated by reference from Exhibit 4.2 to Armco's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993.

(2) Incorporated by reference from Exhibit 3.2 to Armco's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.

(3) Incorporated by reference from Exhibit 10 to Armco's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993.

(4) Incorporated by reference from Exhibit 10(a) to Armco's Quarterly Report on Form 10-Q for the quarter ended June 30, 1988 (SEC File No. 001-00873).

(5) Incorporated by reference from Exhibit 10(i) to Armco's Annual Report on Form 10-K for the year ended December 31, 1988 (SEC File No. 001-00873).

(6) Incorporated by reference from Exhibit 10(b) to Armco's Quarterly Report on Form 10-Q for the quarter ended June 30, 1988 (SEC File No. 001-00873).

(7) Incorporated by reference from Exhibit 10(c) to Armco's Quarterly Report on Form 10-Q for the quarter ended June 30, 1988 (SEC File No. 001-00873).

(8) Incorporated by reference from Exhibit 10(p) to Armco's Annual Report on Form 10-K for the year ended December 31, 1989 (SEC File No. 001-00873).

(9) Incorporated by reference from Exhibit 1 to Armco's Form 8-A dated July 7, 1986 and Exhibit 1.1 to Armco's Form 8 dated July 11, 1988 (SEC File No. 001-00873).

(10) Incorporated by reference from Exhibit 10(p) to Armco's Annual Report on Form 10-K for the year ended December 31, 1990.

(11) Incorporated by reference from Exhibit 10(r) to Armco's Annual Report on Form 10-K for the year ended December 31, 1991.

(12) Incorporated by reference from Exhibit 10(s) to Armco's Annual Report on Form 10-K for the year ended December 31, 1993.

(13) Incorporated by reference from Exhibit 2 to Armco's Form 8-K dated April 7, 1994.

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(14)  Incorporated by reference from Exhibit 10 to Armco's Quarterly Report on
Form 10-Q for the quarter ended June 30, 1994.

(15) Incorporated by reference from Exhibit 2 to Armco's Form 8-K dated March 14, 1995.

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                                                        Exhibit 10(a)

                                  ARMCO INC.

                  DEFERRED COMPENSATION PLAN FOR DIRECTORS


1.  Name and Purpose

This Plan shall be known as the Armco Inc. Deferred Compensation Plan for Directors ("Plan"). This Plan is established by Armco Inc. ("Armco") to provide any member of the Board of Directors of Armco who is not an employee of Armco or any subsidiary of Armco ("Eligible Director") with an opportunity to defer compensation to be earned as a Director.

2.  Term

The Plan shall be effective on October 1, 1981 and shall remain in effect until terminated by action of those members of the Board of Directors of Armco who are not Eligible Directors ("Disinterested
Directors").

3.  Participants

Any Eligible Director shall become a Participant upon filing an Election to defer a Director's Fee in the manner hereinafter provided.

4.  Director's Fee

For all purposes of this Plan, any compensation for services rendered as a Director or as a member of any committee of the Board of Directors which would normally be paid during any month in the ordinary course of business shall be aggregated hereunder and shall be referred to as a "Director's Fee."

5.  Election to Defer

An Eligible Director may elect during any month to defer the payment of all or any specified portion of any subsequent month's Director's Fee by delivering to the Secretary a written election form, signed by the Eligible Director, in the form of Election to Defer attached as Exhibit A or in such other form as the Disinterested Directors may from time to time approve ("Election").

6.  Effect of Election to Defer

Each Election shall be effective with respect to the Director's Fee for any month following the month in which the Election is delivered to the Secretary. Each Election shall continue in full force and effect until the first to occur of the first day of the month next following the date the Election expires by its terms, the date the Election is canceled by a written notice delivered to the Secretary, the date a new Election is filed, the date the Participant ceases to an Eligible Director or the date of termination of an Election shall have no effect on any Director's right to receive payment of a Director's Fee deferred while such Election was in effect.

7.  Deferred Director's Fee Account

There shall be established for each Participant one or more hypothetical Deferred Director's Fee accounts ("Account") which shall be maintained for accounting purposes only and to which any Deferred Director's Fee and any hypothetical earnings thereon shall be credited

                                     1
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and accounted for.  The Director's Fee for any month for which the
Election is in effect shall be credited to the Participant's Account as of the first day of the month following the month for which it is deferred.

(a) Interest Option: Unless the Participant otherwise directs in his Election, the balance in the Participant's Account will be hypothetically invested at an interest rate equal to the 90-day Treasury bill rate in effect on the first day of each quarter. Interest will be credited at the end of each quarter. Director's Fees credited to the Account during a quarter will be deemed to earn interest at the rate in effect at the beginning of each quarter, with interest commencing on the first day of the month on which the Director's Fee is credited to the Account.

(b) Stock Equivalent Option: Any Participant may, in his Election, direct that all or a specified portion of each Deferred Director's Fee be hypothetically invested in Armco's Common Stock (rounded to the nearest 1/1000th of a share) at the average of the highest and lowest price per share reported on the New York Stock Exchange - Composite Transactions for the day as of which the Director's Fee is credited to the Account or, if no transactions are reported for such day, the first business day immediately following such date for which transactions in Armco's Common Stock are reported ("Stock Equivalents"). The Participant's Account shall also be credited with such dividends as would have been paid if the Stock Equivalents credited to such Account had been held in Armco Common Stock on the dividend payment date. Such hypothetical dividends shall be accounted for as additional Stock Equivalents at the average of the highest and lowest price per share reported on the New York Stock Exchange - Composite Transactions on the first business day immediately following the dividend payment date for which transactions in Armco's Common Stock are reported. Appropriate adjustments shall be made to the number of Stock Equivalents in any Account to reflect any stock split, stock dividend or other recapitalization affecting Armco's Common Stock.

Once a Deferred Director's Fee is hypothetically invested under either the Interest Option or the Stock Equivalent Option described above, such hypothetical investment shall be deemed to continue until distribution is made to the Participant.

8.  Accounting and Reporting

Each Participant's Account will be valued as of the last day of any month and shall be reported to the Participant not less often than annually.

9.  Payment

The value of a Participant's Account shall be paid in cash in a lump sum or in annual installments as the Participant may have directed upon filing his most recent Election. In the absence of such a direction, payment shall be made in lump sum at such time as the Disinterested Directors shall determine but not before the date of the Participant ceases to be an Eligible Director not later than the close of the year following the year in which the Director ceases to be an Eligible Director. Annual installments over a period not to exceed five years may be elected in which case the amount of each payment shall be that fraction of the value of the Participant's Account determined by multiplying the value of the Participant's Account as of the last day of the month preceding the month in which payment is to be made by a fraction, the numerator of which is one (1) and the denominator of which is the total number of installments then remaining to be paid.

                                      2

10.  Designated Beneficiary

A Director may designate, in the form of Designation of Beneficiary attached as Exhibit B or in such other form as the Disinterested Directors may approve, the person or persons, trust or trusts or other entity to whom the balance of any Participant's Account is to be paid if the Participant dies before receiving payment of all amounts credited to such Account. A beneficiary designation will be effective only after the signed designation is delivered to the Secretary while the Director is alive and will cancel and supersede all beneficiary designations signed and filed earlier. If the Director fails to designate a beneficiary as provided above, or if all designated beneficiaries of the Director predecease the Director or if each surviving designated beneficiary is legally prohibited to take, the remaining unpaid amount shall be paid in one lump sum to the legal representative of the estate of the Director.

11.  Participant's Rights Unsecured

The right of any Participant to receive any sum under the provisions of the Plan shall be an unsecured claim against the general assets of Armco.

12.  Nonassignability

The right of a Participant to the payment of any portion of his Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. Any such anticipation shall immediately void any right to any sum the Participant may have had hereunder and any such sum shall thereafter be paid to such person on behalf of such Participant as the Disinterested Directors shall determine. Any such payment shall fully satisfy Armco's obligations to such Participant under this Plan.

13.  Withholding Taxes

Armco shall cause to be deducted from the amount of any payment under the Plan, any taxes lawfully required to be withheld by any federal, state or local government.

14.  Amendment, Modification or Termination of the Plan

The Disinterested Directors shall take any action authorized to be taken by them hereunder by unanimous written consent or by a vote of the majority of such Directors, and may, at any time, or from time to time, terminate, amend or modify the Plan. No such action shall entitle any Participant to a distribution or accelerate in any way a Participant's right to receive a distribution of his Account except as may be expressly provided by the Disinterested Directors at the time such action is taken.

15.  Governing Law

The provisions of this Plan shall be interpreted and construed in accordance with the laws of the State of Ohio.

                                                        Exhibit A

                                  ARMCO INC.

                  DEFERRED COMPENSATION PLAN FOR DIRECTORS

                                Election to Defer



To:  The Secretary
      Armco Inc.

Under the provisions of the Armco Inc. Deferred Compensation Plan for Directors ("Plan"), the terms and provisions of which are hereby expressly incorporated herein by this reference, I elect to defer
payment of      % of the aggregate compensation which may be payable to
          ------
me for services rendered as a member of the Board of Directors of Armco Inc. during each month following the month in which this form is received by the Secretary through the first day of the month next following the date I cease to be an Eligible Director or this Election is canceled or expires as provided in the Plan.

I hereby direct that       % of the compensation deferred for each such
                    -------
month be hypothetically invested in Armco Common Stock and be accounted for as Stock Equivalents under the terms of the Plan and that the balance of each such month's Deferred Director's Fee by hypothetically invested in accordance with the Interest Option.

The amount held in my Account shall be paid to me (choose one) (i)
                                                                  ------
in a lump sum; (ii) in       annual installments, (insert a whole number
                      ------
not to exceed five). Payment shall be made on or installments shall commence on (choose one):

        the first day of the month following the month in which my
-------
services as a Director terminate;

        the first day of January of the calendar year following the year
-------
in which my services as a Director terminate; or

        the first day of        , 19       .
-------                  -------    -------

I understand and agree that payment may not commence on a date which is later than the first day of the calendar year in which my 72nd birthday occurs nor earlier than the date I cease to be a Director of or employed by Armco Inc. in any capacity.

If I die before receiving all of the sums due me, I understand that any unpaid balance in my Account shall be paid to my Designated Beneficiary in a single payment.


 Date:
      ------------------------        ------------------------------
                                               Director


Received on the          day of            , 19   on behalf of Armco
                ---------        ----------    ---
Inc.




By ------------------------------
             Secretary

                                                        Exhibit B


                                ARMCO INC.

                  DEFERRED COMPENSATION PLAN FOR DIRECTORS

                         Designation of Beneficiary



To:  The Secretary
      Armco Inc.

If on the date of my death there remains any amount payable to me under the terms of the Armco Inc. Deferred Compensation Plan for Directors ("Plan"), I hereby direct that such amount be paid in single payment to the following primary beneficiary: *

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

If the named primary beneficiary predeceases me, I hereby direct that such amount be paid in a single payment to the following contingent beneficiary: *

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

I understand that if the primary and contingent beneficiaries shall predecease me or are otherwise unable to take, payment shall be made to my estate.

This supersedes any previous beneficiary designation made by me with respect to sums payable to me under the Plan. I reserve the right to change the beneficiary in accordance with the terms of the Plan.

Date:            , 19               ----------------------------------
       ----------    ----                       Signature

*If a natural person, provides the full legal name, present address and legal relationship to you, if any. If a trust or other entity, please provide the full legal name, principal office, type of entity and proper mailing address. If more than one primary or contingent beneficiary is named, the share to be taken by each must be specified.